Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions
NOTE 24	Acquisitions

TermNet Merchant Services, Inc.

On May 2, 2011, TSYS completed its acquisition of all of the outstanding common stock of TermNet, an Atlanta-based merchant acquirer, for $42 million in cash. TermNet provides merchant services to qualified merchants serving a diverse merchant base of over 18,000 merchants. The acquisition of TermNet expands the Company’s presence in the merchant acquiring industry. The results of operations for TermNet have been included in the Company’s results beginning May 2, 2011, and are included in the Merchant Services segment. The goodwill of $28.9 million recorded arises largely from synergies and economies of scale expected to be realized from combining the operations of TSYS and TermNet. Goodwill recognized in the acquisition of TermNet is not deductible for income tax purposes.

The following table summarizes the consideration paid for TermNet and the recognized amounts of identifiable assets acquired and liabilities assumed effective May 2, 2011:

(in thousands)

Cash and restricted cash	$2,691
Accounts receivable, net	10,253
Other assets	1,516
Identifiable intangible assets	11,740
Goodwill	28,918
Accounts payable	(5,578)
Accrued compensation	(2,683)
Deferred income tax liability	(4,506)
Other liabilities	(351)

Total consideration	$42,000

The fair value of accounts receivable, accounts payable, accrued compensation, and other liabilities approximates the carrying amount of those assets and liabilities at the acquisition date. The fair value of accounts receivable due under agreements with customers is $10.3 million. The gross amount due under the agreements is $10.4 million, of which approximately $100,000 is expected to be uncollectible. Of the $42 million in consideration paid for TermNet, $8.4 million has been placed in escrow for a period of 18 months to secure certain claims that may be brought against the escrowed consideration by TSYS pursuant to the merger agreement. Consideration is contingent and may be returned to the Company pursuant to indemnification commitments made by, in general, the shareholders of TermNet related to, among other things, a breach of the representations and warrantees made in the merger agreement, possible excess merchant chargebacks, and losses arising out of certain asset dispositions and lease terminations. Such indemnification commitments are recognized as a possible asset receivable and measured at fair value. Based upon the probability of various possible outcomes related to the indemnification commitments, TSYS has determined that the fair value of any receivable asset would be immaterial. The maximum amount of contingent consideration returnable to the Company related to certain indemnification commitments made by TermNet is limited to the consideration held in escrow. The maximum amount of contingent consideration returnable to the Company related to fundamental representations and warranties made by TermNet is unlimited.

Identifiable intangible assets acquired in the TermNet acquisition include customer relationships, channel relationships, and non-compete agreements. The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of 2 to 10 years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $11.7 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates, and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisition of TermNet and the related estimated weighted average useful lives are as follows:

	Fair Value (in millions)	Weighted Average Useful Lives
Customer relationships	$10.0	7.0 years
Channel relationships	1.6	10.0 years
Covenants-not-to-compete	0.1	2.0 years

Total acquired identifiable intangible assets	$11.7	7.3 years

The fair value measurement of the identifiable intangible assets is based on significant inputs that are not observable in the market and therefore, represents a Level 3 measurement as defined in ASC 820. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 14%, (c) a pre-tax royalty rate range of 3-10%, (d) an attrition rate of 20%, (e) an effective tax rate of 36%, and (f) a terminal value based on a long-term sustainable growth rate of 3%.

In connection with the TermNet acquisition, TSYS incurred $192,000 in acquisition-related costs primarily related to professional legal, finance, and accounting costs. These costs were expensed as incurred and are included in selling, general, and administrative expenses in the income statement for 2011.

TSYS Merchant Solutions

On March 1, 2010, TSYS announced the signing of an Investment Agreement with First National Bank of Omaha (FNBO) to form a new joint venture company, First National Merchant Solutions (FNMS). On January 4, 2011, TSYS announced it had acquired the remaining 49 interest in FNMS, effective January 1, 2011, from FNBO. The entity was rebranded as TSYS Merchant Solutions (TMS).

TMS offers transaction processing, merchant support and underwriting, and business and value-added services, as well as Visa- and MasterCard-branded prepaid cards for businesses of any size.

Under the terms of the Investment Agreement, TSYS acquired 51% ownership of FNMS Holding, LLC (“FNMS Holding”), which owned 100% of FNMS, for approximately $150.5 million, while FNBO owned the remaining 49%. The transaction closed on April 1, 2010.

The goodwill amount of $155.5 million arising from the acquisition consists largely of economies of scale expected to be realized from combining the operations of TSYS and TMS. TMS is included within the Merchant Services segment, and as such, all of the goodwill was assigned to that segment. The goodwill recognized is expected to be deductible for income tax purposes.

The following table summarizes the consideration paid for TMS and the amounts of the assets acquired and liabilities assumed recognized on April 1, 2010 (the acquisition date), as well as the fair value at the acquisition date of the noncontrolling interest in TMS. TSYS assumed no liabilities in connection with the acquisition.

(in thousands)
Consideration:
Cash	$150,450
Equity instruments	—
Contingent consideration arrangement	—

Fair value of total consideration transferred	150,450
Fair value of TSYS’ equity interest in TMS held before the business combination	—

$150,450

Acquisition-related costs (included in selling, general, and administrative expenses in TSYS’ income statement for the twelve months ended December 31, 2010)	$4,130

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$1,919
Property and equipment	1,788
Software	243
Identifiable intangible assets	100,800
Other assets	1,204
Financial liabilities	—
Liability arising from a contingency	—

Total identifiable net assets	105,954
Noncontrolling interest in TMS	(111,000)
Goodwill	155,496

$150,450

The Investment Agreement includes a contingent right of TSYS to receive a return of consideration paid (“contingently returnable consideration”) if certain specified major customer contracts are terminated or modified prior to the first anniversary of the closing, which has since expired. Contingently returnable consideration is recognized as an asset and measured at fair value. Based upon the probability of outcomes, TSYS determined the fair value of the contingently returnable consideration would approximate zero. The maximum amount of contingently returnable consideration is not significant.

The fair value of the acquired identifiable intangible assets of $100.8 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. At the time of the acquisition, TSYS had identified certain intangible assets that are expected to generate future earnings for the Company: customer-related intangible assets (such as customer lists), contract-based intangible assets (such as referral agreements), technology, and trademarks. The useful lives of the identified intangible assets were primarily determined by forecasted cash flows, which include estimates for certain assumptions such as revenues, expenses, attrition rates, and royalty rates. The useful lives of these identified assets ranged from 3 to 10 years and are being amortized on a straight-line basis based upon their estimated pattern of economic benefit.

This fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement as defined in ASC 820. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate range of 4% to 14%, (c) a royalty rate range of 1.5% to 7%, (d) an attrition rate range of 10% to 30%, and (e) an effective tax rate of approximately 36%.

The fair value of the noncontrolling interest in TMS, owned by a private company, was estimated by applying the income and market approaches. In particular, a discounted cash flow method, a guideline companies method, and a recent equity transaction were employed. This fair value measurement is based on significant inputs that are both observable (Level 2) and non-observable (Level 3) in the market as defined in ASC 820. Key assumptions include (a) cash flow projections based on market participant data and developed by Company management, (b) a discount rate range of 12% to 14%, (c) a terminal value based on long-term sustainable growth rates ranging between 3% and 5%, (d) an effective tax rate of approximately 36%, (e) financial multiples of companies deemed to be similar to TMS, and (f) adjustments because of the lack of control or lack of marketability that market participants would consider when estimating the fair value of the noncontrolling interest in TMS.

With the acquisition of TMS on April 1, 2010, TSYS’ incremented revenue compared to the prior year associated with acquisitions was $32.7 million and $97.7 million for the years ended December 31, 2011 and 2010, respectively. For the years ended December 31, 2011 and 2010, TSYS has included approximately $4.2 million and $12.7 million, respectively, in income netted against acquisition related costs associated with TMS.

Other

On October 1, 2011, TSYS acquired contract-based intangible assets in its Merchant Services segment for $2.6 million. These intangible assets are being amortized on a straight-line basis over their estimated useful lives of five years.

In May 2011, TSYS made a payment of $6.0 million of contingent merger consideration in connection with the purchase of Infonox, which was accounted for under SFAS No. 141. The payment of the contingent merger consideration by TSYS was recorded as goodwill and had no impact on our results of operations.

Pro forma Results of Operations

The pro forma revenue and earnings of TermNet are not material to the consolidated financial statements. The amounts of TMS’ revenue and earnings included in TSYS’ consolidated income statement for the years ended December 31, 2011 and 2010, and the pro forma revenue and earnings of the combined entity had the acquisition date been January 1, 2010 are:

(in thousands)	Revenue	Net Income Attributable to TSYS Common Shareholders	Basic EPS Attributable to TSYS Common Shareholders	Diluted EPS Attributable to TSYS Common Shareholders
Actual from 1/1/2011-12/31/2011	$1,808,966	$220,559	$1.15	$1.15
Actual from 1/1/2010-12/31/2010	$1,717,577	$193,947	$0.99	$0.99
Supplemental pro forma for 1/1/2010-12/31/2010	$1,745,244	$202,242	$1.03	$1.03